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                                                                    EXHIBIT 99.1


                            THE MIDDLE TENNESSEE BANK
                             700 NORTH GARDEN STREET
                               COLUMBIA, TN 38402

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) Beverly Douglas, Jr. and Edward D. Green, jointly and individually, as Proxies, each with the power to appoint his substitute and hereby authorize(s) them to represent the undersigned, and to vote upon all matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated in the reverse side, with full power to vote, and to cumulate votes on, all shares of Common Stock of The Middle Tennessee Bank held of record by the undersigned on [ ], at the special meeting of stockholders to be held on [ ], or any adjournment(s) or postponement(s) thereof. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE APPROVAL AND ADOPTION OF THE BANK MERGER AGREEMENT BY AND AMONG FIRST AMERICAN CORPORATION, FIRST AMERICAN NATIONAL BANK AND THE MIDDLE TENNESSEE BANK AND AT THE DISCRETION OF THE PERSONS NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.


                        (Continued and to be dated and signed on the other side)


1. Proposal to approve and adopt the Bank Merger Agreement by and among The Middle Tennessee Bank, First American National Bank, and First American Corporation.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


                             The Board of Directors
                      recommends a vote "FOR" the Merger.


                                 ADDRESS CHANGE
                                 and/or comments


                                    Sign here as name(s) appear(s) opposite.





                                    --------------------------------------------
                                                  (Signature)




                                    --------------------------------------------
                                             (Signature if held jointly)


                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation or partnership, sign in full corporate or partnership name by authorized person.

                                    Dated: __________, 1998



                Votes must be indicated (x) in Black or Blue Ink.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.